EXHIBIT 3.361
STATE OF INDIANA
OFFICE OF THE SECRETARY OP STATE
CERTIFICATE OF INCORPORATION
OF
QHG OF FORT WAYNE, INC.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above corporation have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; all as prescribed by the provisions of the Indiana Business Corporation Law, as amended.
NOW, THEREFORE, I hereby issue to such corporation this Certificate of Incorporation, and further certify that its corporate existence will begin February 28, 1995.
In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Twenty-eighth day of February, 1995
/s/ Sue Anne Gilroy
Sue Anne Gilroy, Secretary of State
By: /s/ Margaret Williams
Margaret Williams, Deputy

ARTICLES OF INCORPORATION	Provided by:
State form 4159 (R9/9-93)	Secretary of State
Approved by State Board of Accounts 1992	Corporations Division
302 W. Washington St., Rm E018
Indianapolis, IN 46204
Telephone: 317-232-6576

Indiana code 23-1-21-2

FILING FEE: $90.00
INSTRUCTIONS: Use 8 1/2 x 11 inch white paper for inserts.
Filing requirements — present original and one copy to the address in the upper right comer of this form
ARTICLES OF INCORPORATION
Indicate the appropriate act
The undersigned. desiring to form a corporation (herein after referred to as “Corporation”) pursuant to the provisions of:

☑ Indiana Business Corporation Law	☐ Indiana Professional Corporation Act 1983
As amended, executes the following Articles of Incorporation:
ARTICLE I NAME
Name of Corporation
QHG of Fort Wayne, Inc.
(The name must contain the word “Corporation”, “Incorporated”, “Limited”, “Company” or an abbreviation of one of these words.)
ARTICLE II — REGISTERED OFFICE AND AGENT
Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are:
Name of Registered Agent
Corporation Service Company
Address of Registered Office (street or building)

9795 Crosspoint Blvd., Suite 175	City	Indianapolis	Indiana	Zip code 46256

Principal Office: The post office address of the principal office of the Corporation is:
Post office address

155 Franklin Road, Suite 401	City	Brentwood	State	TN	Zip code 37027
ARTICLE III — AUTHORIZED SHARES
Number of shares: 1,000
If there is more than one class of shares, shares with rights and preferences, list such information on “Exhibit A.”
ARTICLE IV — INCORPORATORS
[the name(s) and address(es) of the incorporators of the corporation]

NAME	NUMBER AND STREET OR BUILDING	CITY	STATE	ZIP CODE
Gayle Jenkins	155 Franklin Road Suite 401	Brentwood	TN	37027
In Witness Whereof, the undersigned being all the incorporators of said corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true.
this 27th day of February, 1995

Signature	Printed name
/s/ Gayle Jenkins	Gayle Jenkins/Assistant Secretary

Signature	Printed name

Signature	Printed name
This instrument was prepared by: (name)
Janet Marzullo/Paralegal

Address (number, street, city and state)	Zip code
155 Franklin Road, Suite 401, Brentwood, TN	37027

RECORDED
04/02/1996 12:10:12
RECORDER
VIRGINIA L. YOUNG
ALLEN COUNTY, IN

Doc. No.	960017342
Receipt No.	5026
Date 04/02/1996	12:10:09

DCFD	3.00
NISL	6.00
Total	9.00
CERTIFICATE OF USE OF ASSUMED NAME
(Filed Pursuant to Burns 50-201)
It is hereby certified that
QHG of Fort Wayne, Inc.
(Name of Corporation)

a Indiana Corporation
  (State in which incorporated)
with its principal office at
103 Continental Place
Brentwood, TN 37027
is conducting business under the following name(s) other than as shown by its Articles of Incorporation, to wit:
RediMed
WITNESS my hand and the seal of said corporation this 29th day of March, 1996

QHG of Fort Wayne, Inc.
(Name of Corporation)

This corporation has no seal.	By: /s/ Christy F. Batts
(Corporate Seal)	Signature of Officer

ATTEST:	Christy F. Batts
/s/ Gayle Jenkins	(Name Typed)

Gayle Jenkins , Assistant Secretary	Vice Presidenht
(Name Typed)	(Title)

STATE OF TENNESSEE	}

COUNTY OF WILLIAMSON		SS:
Christy F. Batts, whose signature appears above, being first duly sworn upon his oath, says that he has personal knowledge of the above stated facts and that they and each of them are true.
(Signed) /s/ Janet A. Marzullo
Subscribed and sworn to before me, a notary public, in and for said county and state this 29th day of March, 1996.

(Notary Seal)	Janet A. Marzullo

MY COMMISSION EXPIRES:	(Name Typed)
March 22, 2000	NOTARY PUBLIC
I, Virginia L. Young RECORDER OF ALLEN COUNTY, Allen County, Indiana, hereby certify that the above and foregoing is a true, full and correct copy of a certain Certificate of Use of Assumed Name filed by QHG of Fort Wayne, Inc., an Indiana Corporation, as the same appears and remains in the records of my office. Witness my hand and the seal of my office this 2nd day of April, 1996.

(Seal)	/s/ Virginia L. Young
RECORDER OF ALLEN COUNTY, INDIANA

RECORDED
04/02/1996 12:10:10
RECORDER
VIRGINIA L. YOUNG
ALLEN COUNTY, IN

Doc. No.	960017341
Receipt No.	5026
Date 04/02/1996	12:10:09

DCFD	3.00
NISL	6.00
Total	9.00
CERTIFICATE OF USE OF ASSUMED NAME
(Filed Pursuant to Burns 50-201)
It is hereby certified that
QHG of Fort Wayne, Inc.
(Name of Corporation)

a	Indiana	Corporation
(State in which incorporated)
with its principal office at
103 Continental Place
Brentwood, TN 37027
is conducting business under the following name(s) other than as shown by its Articles of Incorporation, to wit:
OccuMed
WITNESS my hand and the seal of said corporation this 29th day of March, 1996

QHG of Fort Wayne, Inc.
(Name of Corporation)

This corporation has no seal.	By: /s/ Christy F. Batts
(Corporate Seal)	Signature of Officer

ATTEST:	Christy F. Batts
/s/ Gayle Jenkins	(Name Typed)

Gayle Jenkins, Assistant Secretary	Vice President
(Name Typed)	(Title)

STATE OF TENNESSEE	}

COUNTY OF WILLIAMSON		SS:
Christy F. Batts, whose signature appears above, being first duly sworn upon his oath, says that he has personal knowledge of the above stated facts and that they and each of them are true.
(Signed) /s/ Janet A. Marzullo
Subscribed and sworn to before me, a notary public, in and for said county and state this 29th day of March, 1996.

(Notary Seal)	Janet A. Marzullo

MY COMMISSION EXPIRES:	(Name Typed)
March 22, 2000	NOTARY PUBLIC
I, Virginia L. Young RECORDER OF ALLEN COUNTY, Allen County, Indiana, hereby certify that the above and foregoing is a true, full and correct copy of a certain Certificate of Use of Assumed Name filed by QHG of Fort Wayne, Inc., an Indiana Corporation, as the same appears and remains in the records of my office. Witness my hand and the seal of my office this 2nd day of April, 1996.

(Seal)	/s/ Virginia L. Young
RECORDER OF ALLEN COUNTY, INDIANA

CERTIFICATE OF ASSUMED BUSINESS NAME	SUE ANNE GILROY
(All Corporations)	SECRETARY OF STATE
State Form 30353 (R8 / 9-97)	CORPORATIONS DIVISION
302 W. Washington St., Rm E018
State Board of Accounts Approved 1995	Indianapolis, IN 46204
Telephone: (317) 232-6576

INSTRUCTIONS:	Indiana Code 23-15-1-1, et seq.

1. This certificate must also be recorded in the office of County Recorder of each county in which a place of business or office is located.

2. FEES ARE PER ASSUMED NAME. Please make check or money order payable to: Indiana Secretary of State.
FILING FEES PER CERTIFICATE: For-Profit Corporation, Limited Liability Company, Limited Partnership $30.00 Not-For-Profit Corporation $26.00 Certificate — Additional $15.00
Please TYPE or PRINT.

1. Name of Corporation, LLC or LP	2. Date of Incorporation / admission
QHG of Fort Wayne, Inc.	2/28/95
3. Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)
315 E. Cook Rd.
City, state and ZIP code
Fort Wayne, IN 46825
4. Assumed business name(s) ($30.00 per name)
Statcare
5. Principal office address of the Corporation, LLC, LP (street address)
c/o Legal Dept., 103 Continental Place
City, state and ZIP code
Brentwood, TN 37027

6. Signature	7. Printed name
/s/ Gayle Jenkins	Gayle Jenkins, Asst. Secretary

STATE OF Tennessee	SS:

COUNTY OF Williamson
Subscribed and sworn or attested to before me, this 3rd day of June, 1999
Notary Public
Ann M. Myers

My Notarial Commission Expires:	My County Residence is:
7-27-2002	Williamson
This instrument was prepared by:
Gail H. McKinnon, Paralegal

CERTIFICATE OF ASSUMED BUSINESS NAME	SUE ANNE GILROY
(All Corporations)	SECRETARY OF STATE
State Form 30353 (R8 / 9-97)	CORPORATIONS DIVISION
302 W. Washington St., Rm E018
State Board of Accounts Approved 1995	Indianapolis, IN 46204
Telephone: (317) 232-6576

INSTRUCTIONS:	Indiana Code 23-15-1-1, et seq.

1. This certificate must also be recorded in the office of County Recorder of each county in which a place of business or office is located.

2. FEES ARE PER ASSUMED NAME. Please make check or money order payable to: Indiana Secretary of State.
FILING FEES PER CERTIFICATE: For-Profit Corporation, Limited Liability Company, Limited Partnership $30.00 Not-For-Profit Corporation $26.00 Certificate — Additional $15.00
Please TYPE or PRINT.

1. Name of Corporation, LLC or LP	2. Date of Incorporation / admission
QHG of Fort Wayne, Inc.	2/28/95
3. Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)
6319-G Mutual Drive
City, state and ZIP code
Fort Wayne, IN 46825
4. Assumed business name(s) ($30.00 per name)
Business Health Services
5. Principal office address of the Corporation, LLC, LP (street address)
c/o Legal Dept., 103 Continental Place
City, state and ZIP code
Brentwood, TN 37027

6. Signature	7. Printed name
/s/ Gayle Jenkins	Gayle Jenkins, Asst. Sec.

STATE OF Tennessee	SS:

COUNTY OF Williamson
Subscribed and sworn or attested to before me, this 31st day of July, 1999
Notary Public
Ann M. Myers

My Notarial Commission Expires:	My County Residence is:
7-27-2002	Williamson
This instrument was prepared by:
Gail H. McKinnon, Paralegal